UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 15, 2016

Accuride Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32483	61-1109077
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7140 Office Circle, Evansville, IN	47715
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (812) 962-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07          Submission of Matters to a Vote of Security Holders.

At the special meeting of the stockholders of Accuride Corporation, a Delaware corporation (the “Company”) held on November 15, 2016 at 10:00 a.m. Eastern Time (the “Special Meeting”), the stockholders approved the following proposals:

1.
Proposal to adopt the Agreement and Plan of Merger, dated September 2, 2016 (the “Merger Agreement”), by and among the Company, Armor Parent Corp., a Delaware corporation (“Parent”), and Armor Merger Sub Corp., a Delaware corporation and a wholly owned subsidiary of Parent (the “Merger Agreement Proposal”). The proposal was approved with a vote of 27,626,640 shares in favor, 13,421,352 shares against, 352,261 abstentions and 0 broker non-votes.

2.
Proposal to approve the adjournment of the special meeting to a later date or dates, if necessary, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting. The proposal was approved with a vote of 27,128,773 shares in favor, 13,922,167 shares against, 349,313 abstentions and 0 broker non-votes. Sufficient votes were received to approve this proposal; however this proposal was not necessary following the approval of the Merger Agreement Proposal and was therefore not implemented.

3.
Proposal to approve, by non-binding, advisory vote, certain compensation that will or may become payable to the Company’s named executive officers in connection with the Merger (as defined in the Merger Agreement). The proposal was approved with a vote of 25,443,139 shares in favor, 14,826,918 shares against, 1,130,196 abstentions and 0 broker non-votes.

Each proposal is described in detail in the Company’s definitive proxy statement, dated October 17, 2016, which was filed with the Securities and Exchange Commission (the “SEC”) on October 17, 2016, and first mailed to the Company’s stockholders on or about October 17, 2016.

As of the close of business on the record date for the Special Meeting, which was October 10, 2016, there were 48,323,007 shares of the Company’s common stock outstanding and entitled to vote at the Special Meeting. Each share of the Company’s common stock was entitled to one vote per share. A total of 41,400,253 shares of the Company’s common stock, representing approximately 85.67% of the Company’s shares of common stock outstanding as of the record date for the Special Meeting were represented in person or by proxy at the Special Meeting, and constituted a quorum to conduct business at the Special Meeting.

Item 8.01          Other Events.

On November 15, 2016, the Company issued a press release announcing the results of the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.          Financial Statements and Exhibits.

(d)          Exhibits

99.1	Press Release, dated November 15, 2016, entitled “Accuride Shareholders Approve Transaction With Crestview”.

Forward-Looking Statements

This Current Report on Form 8-K and Exhibit 99.1 hereto may contain “forward-looking statements” within the meaning of the U.S. securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed merger contemplated by the Merger Agreement (the “proposed transaction”) and the ability to consummate the proposed transaction. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential” or similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: (1) the conditions to the closing of the proposed transaction may not be satisfied; (2) the proposed transaction may involve unexpected costs, liabilities or delays; (3) the business of the Company may suffer as a result of uncertainty surrounding the proposed transaction; (4) the outcome of any legal proceedings related to the proposed transaction; (5) the Company may be adversely affected by other economic, business, legislative, regulatory and/or competitive factors; (6) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (7) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction; (8) the failure by Armor Parent Corp. or Armor Merger Sub Corp. to obtain the necessary debt and equity financing arrangements set forth in the commitment letters received in connection with the proposed transaction; and (9) other risks to consummation of the proposed transaction, including the risk that the proposed transaction will not be consummated within the expected time period or at all. If the proposed transaction is consummated, the Company’s stockholders will cease to have any equity interest in the Company and will have no right to participate in its earnings and future growth. The foregoing review of important factors that could cause actual results to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the Company’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2015, the definitive proxy statement for its 2016 Annual Meeting of Stockholders, the definitive proxy statement filed in connection with the proposed transaction and recent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC, which are available on the SEC’s website at www.sec.gov. Except as required by applicable law, the Company undertakes no obligation to update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. The Company does not intend, and assumes no obligation, to update any forward-looking statements. The Company’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2015, the definitive proxy statement for its 2016 Annual Meeting of Stockholders, the definitive proxy statement filed in connection with the proposed transaction and recent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC, are available on the SEC’s website at www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCURIDE CORPORATION

	By:	/s/ Stephen A. Martin
Name: Stephen A. Martin
Title: Senior Vice President / General Counsel

Dated: November 15, 2016

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated November 15, 2016, entitled “Accuride Shareholders Approve Transaction With Crestview”.